UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 18, 2019

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2019, the Board of Directors of Invacare Corporation (the "Company") appointed Julie Beck as a director of the Company on the unanimous recommendation of the Nominating and Governance Committee. Ms. Beck has been appointed to serve a term expiring at the Company’s 2020 Annual Meeting of Shareholders.

Ms. Beck has more than 30 years of experience in the manufacturing, industrial and consumer industries, and is a certified public accountant. Ms. Beck was unanimously appointed by the current members of the Board after an extensive search conducted by an internationally recognized executive search firm. She will serve as a member of the company’s Audit Committee and its Nominating and Governance Committee. Her appointment brings the number of Invacare directors to a total of nine, eight of whom are considered independent directors.

There is no arrangement or understanding between Ms. Beck and any other person pursuant to which Ms. Beck was elected as a director of the Company. Ms. Beck has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a director, Ms. Beck will participate in the Company’s current program for the compensation of non-employee directors, which is described under the caption “Director Compensation Program” in the Company’s Definitive Proxy Statement on Schedule 14A filed with Securities and Exchange Commission on April 12, 2019. In accordance with the director compensation program, Ms. Beck is expected to receive a grant of 9,023 restricted stock units under the Company’s 2018 Equity Compensation Plan.

On September 18, 2019, the Company issued a press release announcing the appointment of Ms. Beck to the Board of Directors, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 18, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: September 18, 2019	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 18, 2019